UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-55740	82-1873116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 CHESTNUT STREET EAST, STE. 100

STILLWATER, MN 55082-5524

(833) 991-0800

 (Address, including zip code, and new telephone number, including area code,

of registrant's principal executive offices)

c/o INCORPORATING SERVICES, LTD.

3500 SOUTH DUPONT HWY.

DOVER, DE 19901, USA

Tel. 800-346-4646

(Name, address, including zip code, and telephone number,

Including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	XESP	NONE

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.

Form 8-K

Current Report

Item 8.01 Other Information.

Electronic Servitor Publication Network, Inc. (the “Company”) previously disclosed on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) that on May 3, 2024, the SEC announced that it had settled charges against BF Borgers CPA PC (“Borgers”), the Company’s former auditor, for failing to conduct audits of a number of public companies in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”).  As part of the settlement, Borgers agreed to a permanent ban on appearing or practicing before the SEC (the “Order”).  As a result of Borgers’ settlement with the SEC, the Company has dismissed Borgers as its independent account, effective May 6, 2024, because it is no longer authorized to perform audits for the Company. The financial statements of Company for the fiscal years ended December 31, 2022 and 2023 were audited by Borgers. Additionally, the Company merged with another entity, Pointward Inc., as of December 22, 2023 and the financial statements of Pointward Inc. for the fiscal years ended December 31, 2022 and 2023 were audited by Borgers, Accordingly, the Company believes it has suffered irreparable damage as a result of Borgers’ conduct and inability to appear or practice before the SEC.

On May 30, 2024, the Company filed suit against Borgers and its owner in a class action captioned Electronic Servitor Publication Network, Inc. v. BF Borgers CPa PC. et al,. Case No. 2024CV030771, which is pending in the District Court in the State of Colorado in Jefferson County (the “Class Action Lawsuit”). The complaint for the Class Action Lawsuit alleges negligent misrepresentation, professional negligence, deceptive trade practices, breach of fiduciary duty, breach of contract, and unjust enrichment. The Company seeks compensatory damages in the Class Action Lawsuit.

Forward Looking Statements

This Current Report on Form 8-K (“Form 8-K”) contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this Form 8-K, regarding the Company’s strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “initiatives,” “continue,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this Form 8-K or as of the date they are made. The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. In addition, the Company cautions you that the forward-looking statements contained in this Form 8-K are subject to risks and uncertainties, including but not limited to, any future findings from ongoing review of the Company’s internal accounting controls, additional examination of the preliminary conclusions of such review, the Company’s ability to secure additional capital resources, the Company’s ability to continue as a going concern, and those additional risks and uncertainties discussed under the heading “Risk Factors” in the Form 10-K filed by the Company with the SEC on April 1, 2024, and the other documents filed, or to be filed, by the Company with the SEC. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that the Company has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov. Should one or more of the risks or uncertainties described in this Form 8-K materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SERVITOR PUBLICATION NETWORK, INC.
Date: June 5, 2024	By:	/s/ Peter Hager
Peter Hager
Chief Executive Officer

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